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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 30, 2004


                              UNIFIRST CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


       Massachusetts                      1-8504                  04-2103460
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                68 Jonspin Road, Wilmington, Massachusetts 01887
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 658-8888


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Item 7.  Financial Statements and Exhibits.
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(c) Exhibits
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     EXHIBIT NO.                    DESCRIPTION
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     99.1                           Press release dated June 30, 2004


Item 12.  Results of Operations and Financial Condition.
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Such information, including the exhibits attached hereto, shall not be deemed filed for any purpose, including for purposes of, Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 on the Exchange Act, regardless of any general incorporation language in such filing.

On June 30, 2004, UniFirst Corporation issued a press release ("Press Release") announcing financial results for the quarter ended May 29, 2004. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     UNIFIRST CORPORATION



Date: June 30, 2004                  By: /s/ Ronald D. Croatti
                                         ---------------------------------------
                                         Name: Ronald D. Croatti
                                         Title: Chairman of the Board, Chief
                                                Executive Officer and President


                                     By: /s/ John B. Bartlett
                                         ---------------------------------------
                                         Name: John B. Bartlett
                                         Title: Senior Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1               Press release of the Company dated June 30, 2004